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                                                                    Exhibit 23.2

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 33-76526; 33-80454; 33-88302; 333-2818; 333-07457; 333-37393; 333-39453; 333-51455;
333-62517; 333-62983; and 333-64139.


                                             ARTHUR ANDERSEN LLP

September 28, 1998